                                                               Exhibit (g)(1)(i)

(ING FUNDS LOGO)

December 7, 2005

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Fundamental Research Fund and ING Opportunistic LargeCap Fund, two newly established series of ING Equity Trust, ING EquitiesPlus Portfolio, a newly established series of ING Investors Trust, ING Diversified International Fund, ING Emerging Markets Fixed Income Fund, ING Greater China Fund, ING Index Plus International Equity Fund and ING International Capital Appreciation Fund, five newly established series of ING Mutual Funds, and ING UBS U.S. Small Cap Growth Portfolio, a newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated December 7, 2005.

     The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio, ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio, ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio, ING Index Plus Protection Fund to ING Classic Index Plus Fund and ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, and 2) by the removal of ING Equity and Bond Fund, ING SmallCap Opportunities Fund, ING AIM Mid Cap Growth Portfolio, ING Government Fund, ING Value Opportunity Fund, ING VP Disciplined LargeCap Portfolio, ING VP MagnaCap Portfolio and ING VP Emerging Markets Fund, Inc., ING Convertible Fund, ING VP Convertible Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio, The Stock Portfolio, ING GET U.S. Opportunity Portfolio - Series 1 and ING GET U.S. Opportunity Portfolio - Series 2, as these funds recently merged into other funds or were dissolved.

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000           ING Equity Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700        ING Investors Trust
                                    www.ingfunds.com            ING Mutual Funds
                                                              ING Partners, Inc.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        /s/ Todd Modic
                                        ----------------------------------------
                                        Todd Modic
                                        Senior Vice President
                                        ING Equity Trust
                                        ING Investors Trust
                                        ING Mutual Funds
                                        ING Partners, Inc.


ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ Edward G. McGann
    ---------------------------------
Name: Edward G. McGann
Title: Managing Director, Duly
       Authorized

                                AMENDED EXHIBIT A

FUND                                                          EFFECTIVE DATE
----                                                          --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                   May 17, 2004
   ING Corporate Leaders Trust - Series B                   May 17, 2004

ING EQUITY TRUST
   ING Disciplined LargeCap Fund                            June 9, 2003

   ING Financial Services Fund                              June 9, 2003
   ING Fundamental Research Fund                            December 28, 2005
   ING LargeCap Growth Fund                                 June 9, 2003
   ING LargeCap Value Fund                                  February 1, 2004
   ING MidCap Opportunities Fund                            June 9, 2003
   ING MidCap Value Choice Fund                             February 1, 2005
   ING MidCap Value Fund                                    June 9, 2003
   ING Opportunistic LargeCap Fund                          December 28, 2005
   ING Principal Protection Fund                            June 2, 2003
   ING Principal Protection Fund II                         June 2, 2003
   ING Principal Protection Fund III                        June 2, 2003
   ING Principal Protection Fund IV                         June 2, 2003
   ING Principal Protection Fund V                          June 2, 2003
   ING Principal Protection Fund VI                         June 2, 2003
   ING Principal Protection Fund VII                        May 1, 2003
   ING Principal Protection Fund VIII                       October 1, 2003
   ING Principal Protection Fund IX                         February 2, 2004
   ING Principal Protection Fund X                          May 3, 2004
   ING Principal Protection Fund XI                         August 16, 2004
   ING Principal Protection Fund XII                        November 15, 2004
   ING Principal Protection Fund XIII                       TBD
   ING Principal Protection Fund XIV                        TBD
   ING Real Estate Fund                                     June 9, 2003

   ING SmallCap Value Choice Fund                           February 1, 2005
   ING SmallCap Value Fund                                  June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                            April 7, 2003
   ING GNMA Income Fund                                     April 7, 2003
   ING High Yield Bond Fund                                 April 7, 2003
   ING Institutional Prime Money Market Fund                July 29, 2005

   ING Intermediate Bond Fund                               April 7, 2003
   ING National Tax-Exempt Bond Fund                        April 7, 2003

ING GET FUND
   ING GET Fund - Series K                                  July 14, 2003
   ING GET Fund - Series L                                  July 14, 2003
   ING GET Fund - Series M                                  July 14, 2003
   ING GET Fund - Series N                                  July 14, 2003
   ING GET Fund - Series P                                  July 14, 2003
   ING GET Fund - Series Q                                  July 14, 2003
   ING GET Fund - Series R                                  July 14, 2003
   ING GET Fund - Series S                                  July 14, 2003
   ING GET Fund - Series T                                  July 14, 2003
   ING GET Fund - Series U                                  July 14, 2003
   ING GET Fund - Series V                                  March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND     March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND           October 27, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                        June 9, 2003

ING INVESTORS TRUST

   ING AllianceBernstein Mid Cap Growth Portfolio           January 6, 2003
   ING American Funds Growth Portfolio                      September 2, 2003
   ING American Funds Growth-Income Portfolio               September 2, 2003
   ING American Funds International Portfolio               September 2, 2003
   ING Capital Guardian Small/Mid Cap Portfolio             January 13, 2003
   ING Capital Guardian U.S. Equities Portfolio             January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio           January 6, 2003
   ING EquitiesPlus Portfolio                               May 1, 2006
   ING Evergreen Health Sciences Portfolio                  May 3, 2004
   ING Evergreen Omega Portfolio                            May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                January 6, 2003
   ING FMR(SM) Earnings Growth Portfolio                    April 29, 2005
   ING FMR(SM) Small Cap Equity Portfolio                   May 1, 2006
   ING Global Real Estate Portfolio                         May 1, 2006
   ING Global Resources Portfolio                           January 13, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio               January 6, 2003
   ING International Portfolio                              January 13, 2003
   ING Janus Contrarian Portfolio                           January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio           January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio                  January 13, 2003
   ING JPMorgan Value Opportunities Portfolio               April 29, 2005

   ING Julius Baer Foreign Portfolio                        January 13, 2003
   ING Legg Mason Value Portfolio                           January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                May 1, 2004
   ING LifeStyle Growth Portfolio                           May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                  May 1, 2004
   ING LifeStyle Moderate Portfolio                         May 1, 2004
   ING Limited Maturity Bond Portfolio                      January 6, 2003
   ING Liquid Assets Portfolio                              January 6, 2003
   ING Lord Abbett Affiliated Portfolio                     January 6, 2003
   ING MarketPro Portfolio                                  August 1, 2005
   ING MarketStyle Growth Portfolio                         August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                August 1, 2005
   ING MarketStyle Moderate Portfolio                       August 1, 2005
   ING Marsico Growth Portfolio                             January 13, 2003
   ING Marsico International Opportunities Portfolio        April 29, 2005
   ING Mercury Large Cap Value Portfolio                    January 6, 2003
   ING Mercury Large Cap Growth Portfolio                   January 6, 2003
   ING MFS Mid Cap Growth Portfolio                         January 13, 2003
   ING MFS Total Return Portfolio                           January 13, 2003
   ING MFS Utilities Portfolio                              April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                 January 13, 2003
   ING PIMCO Core Bond Portfolio                            January 13, 2003
   ING PIMCO High Yield Portfolio                           November 5, 2003
   ING Pioneer Fund Portfolio                               April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                      April 29, 2005
   ING Salomon Brothers All Cap Portfolio                   January 6, 2003
   ING Stock Index Portfolio                                November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio         January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                January 13, 2003
   ING Templeton Global Growth Portfolio                    January 13, 2003
   ING UBS U.S. Allocation Portfolio                        January 6, 2003
   ING Van Kampen Equity Growth Portfolio                   January 13, 2003
   ING Van Kampen Global Franchise Portfolio                January 13, 2003
   ING Van Kampen Growth and Income Portfolio               January 13, 2003
   ING Van Kampen Real Estate Portfolio                     January 13, 2003
   ING VP Index Plus International Equity Portfolio         July 29, 2005
   ING Wells Fargo Mid Cap Disciplined Portfolio            January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio          November 30, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                             November 3, 2003

ING MUTUAL FUNDS
   ING Diversified International Fund                       December 7, 2005
   ING Emerging Countries Fund                              November 3, 2003

   ING Emerging Markets Fixed Income Fund                   December 7, 2005
   ING Foreign Fund                                         July 1, 2003
   ING Global Equity Dividend Fund                          September 2, 2003
   ING Global Real Estate Fund                              November 3, 2003
   ING Global Value Choice Fund                             November 3, 2003
   ING Greater China Fund                                   December 7, 2005
   ING Index Plus International Equity Fund                 December 7, 2005
   ING International Capital Appreciation Fund              December 7, 2005
   ING International Fund                                   November 3, 2003
   ING International SmallCap Fund                          November 3, 2003
   ING International Value Choice Fund                      February 1, 2005
   ING Precious Metals Fund                                 November 3, 2003
   ING Russia Fund                                          November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio       January 10, 2005
   ING American Century Select Portfolio                    January 10, 2005
   ING American Century Small Cap Value Portfolio           January 10, 2005

   ING Baron Asset Portfolio                                December 7, 2005
   ING Baron Small Cap Growth Portfolio                     January 10, 2005
   ING Davis Venture Value Portfolio                        January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio              November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio              November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                     November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                    November 15, 2004
   ING Fundamental Research Portfolio                       January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio            January 10, 2005
   ING Goldman Sachs(R) Core Equity Portfolio               January 10, 2005
   ING JPMorgan International Portfolio                     January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                     January 10, 2005
                                                            December 7, 2005

   ING Lord Abbett U.S. Government Securities Portfolio
   ING MFS Capital Opportunities Portfolio                  January 10, 2005
                                                            December 7, 2005

   ING Neuberger Berman Partners Portfolio                  December 7, 2005

   ING Neuberger Berman Regency Portfolio
   ING OpCap Balanced Value Portfolio                       January 10, 2005
   ING Oppenheimer Global Portfolio                         January 10, 2005
   ING Oppenheimer Strategic Income Portfolio               January 10, 2005
   ING PIMCO Total Return Portfolio                         January 10, 2005
                                                            December 7, 2005

   ING Pioneer High Yield Portfolio
   ING Salomon Brothers Aggressive Growth Portfolio         January 10, 2005
   ING Salomon Brothers Large Cap Growth Portfolio          January 10, 2005

   ING Solution 2015 Portfolio                              April 29, 2005
   ING Solution 2025 Portfolio                              April 29, 2005
   ING Solution 2035 Portfolio                              April 29, 2005
   ING Solution 2045 Portfolio                              April 29, 2005
   ING Solution Income Portfolio                            April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio   January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                January 10, 2005
   ING Templeton Foreign Equity Portfolio                   November 30, 2005
   ING UBS U.S. Large Cap Equity Portfolio                  January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                  April 18, 2005
   ING Van Kampen Comstock Portfolio                        January 10, 2005
   ING Van Kampen Equity and Income Portfolio               January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                  June 2, 2003
   ING Aeltus Money Market Fund                             June 2, 2003
   ING Balanced Fund                                        June 2, 2003
   ING Classic Index Plus Fund                              June 2, 2003
   ING Equity Income Fund                                   June 9, 2003
   ING Global Science and Technology Fund                   June 2, 2003

   ING Growth Fund                                          June 9, 2003
   ING Index Plus LargeCap Fund                             June 9, 2003
   ING Index Plus MidCap Fund                               June 9, 2003
   ING Index Plus SmallCap Fund                             June 9, 2003
   ING International Growth Fund                            November 3, 2003
   ING Small Company Fund                                   June 9, 2003
   ING Strategic Allocation Balanced Fund                   June 2, 2003
   ING Strategic Allocation Growth Fund                     June 2, 2003
   ING Strategic Allocation Income Fund                     June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio           July 7, 2003
   ING VP Strategic Allocation Growth Portfolio             July 7, 2003
   ING VP Strategic Allocation Income Portfolio             July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                       July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                   June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                   September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                   December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                   March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                   June 11, 2004

   ING GET U.S. Core Portfolio - Series 6                   September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                   December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                   March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                   June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                  September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                  December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                  March 2, 2006

   ING VP Global Equity Dividend Portfolio                  November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio           July 7, 2003
   ING VP Growth Portfolio                                  July 7, 2003
   ING VP Index Plus LargeCap Portfolio                     July 7, 2003
   ING VP Index Plus MidCap Portfolio                       July 7, 2003
   ING VP Index Plus SmallCap Portfolio                     July 7, 2003
   ING VP International Equity Portfolio                    November 3, 2003
   ING VP Small Company Portfolio                           July 7, 2003
   ING VP Value Opportunity Portfolio                       July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Financial Services Portfolio                      May 1, 2004
   ING VP High Yield Bond Portfolio                         October 6, 2003
   ING VP International Value Portfolio                     November 3, 2003
   ING VP LargeCap Growth Portfolio                         October 6, 2003

   ING VP MidCap Opportunities Portfolio                    October 6, 2003
   ING VP Real Estate Portfolio                             May 1, 2004
   ING VP SmallCap Opportunities Portfolio                  October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                             July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                          July 7, 2003

ING VP MONEY MARKET PORTFOLIO                               July 7, 2003

ING VP NATURAL RESOURCES TRUST                              October 6, 2003